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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                          --------------------------



Date of Report (Date of earliest event reported): August 17, 1999



                            MANUGISTICS GROUP, INC.
              (Exact name of issuer as specified in its charter)

Delaware                             0-22154             52-1469385
(State or other jurisdiction of      (Commission         (I.R.S. Employer
  incorporation or organization)      File Number)        Identification Number)



                          2115 East Jefferson Street
                           Rockville, Maryland 20852
             (Address of principal executive offices and zip code)



                                (301) 984-5000
             (Registrant's telephone number, including area code)
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Item 5.  Other events.

        On August 17, 1999, Manugistics Group, Inc. (the "Company") issued a press release announcing that the United States District Court for the District of Maryland issued an Order dismissing the previously reported class action complaint against the Company, its chairman, and its chief financial officer alleging violations of the federal securities laws (D. Md. Civil No. S 98-1881 August 6, 1999). The court dismissed the complaint for failure to state a claim upon which relief can be granted.

        A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

The following is filed as an Exhibit to this Report:

Exhibit Number          Description
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   99                   Press Release dated August 17, 1999.
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                                   SIGNATURE
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 17th day of August, 1999.


                                        MANUGISTICS GROUP, INC.


                                        By: /s/ Peter Q. Repetti
                                            ----------------------------------
                                            Peter Q. Repetti
                                            Senior Vice President and
                                            Chief Financial Officer
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                                 EXHIBIT INDEX
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Exhibit Number          Description
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99                      Press Release dated August 17, 1999.